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                                                                    EXHIBIT 99.1


February 20, 2001




Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read the three paragraphs of Item 4 included in the Form 8-K dated February 21, 2001 of Uranium Resources, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,




/S/ ARTHUR ANDERSEN LLP
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cc:      Mr. Thomas Ehrlich, CFO, Uranium Resources, Inc.